UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2022

Item 1. REPORT TO STOCKHOLDERS.

(a)

Annual Report 2022
For the fiscal year ended March 31, 2022

Matisse Discounted Closed-End Fund
Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Closed-End Fund Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Closed-End Fund Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Closed-End Fund Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Closed-End Fund Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Closed-End Fund Strategy:

See Our Web sites @ matissecap.com/funds
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDCEX Shareholder:
Enclosed please find the Annual Report for the Matisse Discounted Closed-End Fund Strategy (“MDCEX” or the “Fund”) for the period ending March 31, 2022. The Fund launched on October 31, 2012.
As we write this in early May, the first four months of 2022 have been volatile as markets have weighed the impacts of interest rate hikes, higher inflation, and the ongoing conflict between Russia and Ukraine. For the CEF market, this volatility has created an investment environment that is now very attractive in comparison to what it presented at year-end (in our opinion). Most CEF discounts have materially widened since year-end, and we’re seeing excellent opportunities in many sectors.
Despite this recent discount widening in the CEF market (a headwind to total returns), MDCEX has held up well.  We positioned our portfolio very defensively towards the end of 2021, in preparation for the types of buying opportunities we are seeing right now.
As you can see from the nearby table, the Fund performed well over the past 12 months, both absolutely and in relative terms. Here are some of the factors that contributed to our results.  From 4/1/21 to 3/31/22:
1.
Bond CEF NAVs generally declined, and saw their discounts widen as well, with the bulk of this occurring in the first quarter of 2022. For the 12-month period, the average Bond CEF experienced 259 bps of discount widening.  On the Equity side, the opposite happened---Equity CEF NAVs generally rose, and the average non-Bond CEFs’ discount narrowed by 167 bps. Our trading and fund selection (which has led our discount-movement-attributed performance to exceed the closed-end fund universe’s in 78% of rolling quarters since we launched the Fund) was a strong positive factor, as discount movement/capture within the Fund contributed 256 bps to our total return.

2.
Offsetting the benefit from CEF discount capture, our exposures to Foreign and Value were a negative, as the Russell 1000 Value lost to the Russell 1000 Growth by about 3 percentage points, and the MSCI EAFE index lost to the S&P 500 by about 14 percentage points for the period 4/1/21-3/31/22. Ballpark, our overweight to these areas cost us approximately 2 percentage points of relative performance. It is worth noting that the first quarter of 2022 brought a sharp reversal of one of these factors, as the Russell 1000 Value beat the Russell 1000 Growth by about 8 percentage points.

3.
Our exposure to the Energy sector, just as in our last fiscal year, was a major positive factor. Continuing rising oil prices (Oil rose from $59 on 4/1/21 to $100 on 3/31/22, partly driven by the Russian invasion of Ukraine.) helped lead to a 63% gain for large-cap energy names, and a 36% gain for MLPs from 4/1/21-3/31/22. Even with the rebound in MLP prices, discounts on our MLP CEFs remained extremely attractive at around a 20% discount. Our energy and commodity holdings as a group contributed over 8 percentage points to our return for the 12 months.

Average Annual Total Returns
Period ended March 31, 2022	One Year	Five Year Annualized	Annualized Since Inception 10/31/2012
MDCEX	+14.29%	+8.65%	+7.91%
S&P 500 Index	+15.65%	+15.98%	+15.42%
S-Network Composite Closed-End Fund Total Return Index	+1.87%	+6.92%	+6.77%
S&P Target Risk Moderate Index	+0.38%	+6.12%	+5.86%
MSCI EAFE Total Return Index	+1.16%	+6.71%	+6.66%
Bloomberg US Aggregate Bond Total Return Index	-4.15%	+2.14%	+1.97%

The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by calling 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated August 1, 2021 is 2.99%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any 12b-1 fees; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) acquired fund fees and expenses; (v) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vii) taxes; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The Expense Limitation Agreement runs through July 31, 2022 and may be terminated by the Board of Trustees of the Fund at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the fund any amounts paid to the Advisor under the expense limitation agreement. However, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to expenses that are not waived under the Expense Limitation Agreement.

Management Outlook
We are very optimistic about the current portfolio of MDCEX. As of 3/31/22 month-end, the weighted average discount to NAV of our underlying CEF holdings stood at 27.5%, compared to an average 16.2% discount since the inception of MDCEX.
We have found that CEF buying opportunities have become more numerous, and we have been slowly deploying our built-up cash. As of 3/31/22, we have a highly diversified underlying portfolio with 31 holdings. Our exposure to energy remains our largest weighting at 26% of the overall portfolio. Financial Services, Consumer Cyclical, and Real Estate are our next largest equity sectors, each at 7-12% of our portfolio. Overall, our equity exposure is at 83%, with about one quarter of that foreign.
Current Market Environment
The stock market, the bond market, and the CEF market have all been grappling with uncertainty recently, as longer-term interest rates (and, critically, mortgage rates) have been pushing decade highs, inflation has spiked, supply chains continue to be constrained, and Russia continues its assault on the brave people of Ukraine.  The stock market has fallen sharply (with tech stocks leading the way), and the bond market has had its worst 4 months since at least the 1970s.
The CEF market tends to respond to this kind of environment with large discounts, and this year has been no exception.  As of April 30, 2022, discounts on all closed-end funds stood at 5.9% on average. During the first four months of 2022, the average discount in the entire universe of closed-end funds widened by approximately 350 basis points, with Bond CEFs widening the most… 5 to 6 percentage points!
This volatility, however, hid an important truth, as highly discounted closed-end funds (those starting the year in the bottom quintile of discounts) saw their discounts narrow by 10 basis points on average, while discounts on all other closed-end funds widened by approximately 440 basis points on average. Discount narrowing, all else equal, serves as a tailwind for closed-end fund investors. A core piece of our investment thesis is that highly discounted closed-end funds, historically, tend to experience more discount narrowing than other closed-end funds.
Some sectors stand out to us as even better bargains in this environment. As of April month-end, for example, the average discount on all MLP closed-end funds was approximately 15.1%, which is more than 8 percentage points wider than the trailing 10-year average discount on these funds, and more than 9 percentage points wider than other types of CEFs. In our opinion, MLP closed-end funds remain the most attractive closed-end fund sector as a group.
Holdings commentary
Our largest position in the Fund is now Tetragon Financial Ord (TFG NA), a London-based investment fund that owns a wide variety of assets, from private equity to venture capital to hedge funds to CLOs. The largest component of its portfolio is its home-grown stable of boutique private investment firms, which it values at a conservative multiple of the investment management fees these firms collect from their outside investors. Tetragon also invests with these managers directly, but Tetragon makes up less than 20% of each managers’ total assets under management.
Tetragon as of 3/31/22 traded at an almost-unbelievable 68.6% discount to NAV, even though this NAV had appreciated 11.4% from 3/31/21-3/31/22. We trimmed some of our position during the first quarter of 2022 in preparation for investor outflows but allowed it to grow to 15.5% of our portfolio as of quarter-end, given that we believe there is a compelling discount opportunity here.

During January 2022, one of Tetragon’s venture capital holdings, crypto firm Ripple Labs (into which Tetragon had made a preferred investment at the end of 2019) announced it had repurchased these preferred shares for cash at a 50% premium in preparation for going public. Tetragon investors had apparently been concerned about the value of the Ripple investment, so we feel Tetragon’s discount may materially narrow as investors realize what the Ripple success says about Tetragon’s management team’s skills and its consistent practice of marking its portfolio very conservatively.
During March 2022, Tetragon announced it would tender for up to $50 million (approximately 5%) of its shares in a Dutch Auction tender. After quarter-end, the final results of the tender were announced: Tetragon repurchased 4,291,157 shares at $9.75 per share (the high end of the auction range). We participated in the tender, allowing our position to be trimmed to approximately 10% of MDCEX.

We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds/ for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Closed-End Fund Strategy (MDCEX) and our investment approach.

Sign Up for Matisse Funds Emails
To receive future communications on our funds (including performance updates and market commentary) make sure to sign up for our email list here.

Sincerely,

Eric Boughton, CFA Portfolio Manager Matisse Funds	Bryn Torkelson Founder & CIO Matisse Funds

(RCMAT0422005)

Matisse Discounted Closed-End Fund Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from October 31, 2012 (Date of Initial Public Investment) through March 31, 2022

Comparison of the Change in Value of a $10,000 Investment
This graph assumes an initial investment of $10,000 at October 31, 2012 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Closed-End Fund Strategy versus the Fund's benchmark index, the S&P 500 Index. Other indices shown are the S-Network Composite Closed-End Fund Total Return Index, the Bloomberg U.S. Aggregate Total Return Bond Index, the S&P Target Risk Moderate Index, and the MSCI EAFE Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

	For the Fiscal Year Ended	One	Five	Since
	March 31, 2022	Year	Years	Inception*
	Institutional Class Shares	14.29%	8.65%	7.91%
	S&P 500 Index	15.65%	15.98%	15.42%
	S-Network Composite Closed-End Fund Total
	Return Index	1.87%	6.92%	6.77%
	S&P Target Risk Moderate Index	0.38%	6.12%	5.86%
	MSCI EAFE Total Return Index	1.16%	6.71%	6.66%
	Bloomberg U.S. Aggregate Total Return Bond Index	-4.15%	2.14%	1.97%

*	The Inception Date of the Fund is October 31, 2012.

			(Continued)

Matisse Discounted Closed-End Fund Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from October 31, 2012 (Date of Initial Public Investment) through March 31, 2022

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through July 31, 2022.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the expenses would be 2.99% per the Fund’s most recent prospectus dated August 1, 2021.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2022
		Shares	Value (Note 1)

CLOSED-END FUNDS - 95.90%
	ASA Gold and Precious Metals Ltd.	20,200	$452,682
	BlackRock Innovation & Growth Trust	150,000	1,708,500
	Central and Eastern Europe Fund, Inc.	33,995	455,193
	ClearBridge Energy Midstream Opportunity Fund, Inc.	28,992	817,575
	ClearBridge Energy MLP Total Return Fund	50,000	1,459,500
(a)	ClearBridge MLP & Midstream Fund, Inc.	58,000	1,955,760
	Dividend and Income Fund	96,000	1,376,640
	Ecofin Sustainable and Social Impact Term Fund	17,888	270,109
	European Equity Fund, Inc.	48,342	443,296
(a)	Goldman Sachs MLP Energy and Renaissance Fund, Inc.	182,000	2,198,560
	Herzfeld Caribbean Basin Fund, Inc.	649	3,446
	Highland Income Fund	2,029	24,226
	Kayne Anderson Energy Infrastructure Fund, Inc.	166,479	1,534,936
	Kayne Anderson Energy Infrastructure Fund, Inc.	43,219	370,387
	Macquarie Global Infrastructure Total Return Fund	10,575	271,989
*	Mexico Equity & Income Fund, Inc.	18,403	168,019
	Morgan Stanley China A Share Fund, Inc.	94,700	1,548,345
	Morgan Stanley India Investment Fund, Inc.	7,700	193,347
	Neuberger Berman MLP & Energy Income Fund, Inc.	22,800	146,832
(a)	Neuberger Berman Next Generation Connectivity Fund, Inc.	120,000	1,674,000
(a)	NexPoint Diversified Real Estate Trust	125,000	1,977,500
	Pershing Square Holdings Ltd.	100,000	3,892,000
	PIMCO Energy & Tactical Credit Opportunities Fund	162,000	2,402,460
(a)	Seven Hills Realty Trust	200,000	2,226,000
	Tetragon Financial Group Ltd.	738,220	6,688,273
	The Korea Fund	9,718	292,512
	The Mexico Fund, Inc.	64,201	1,064,453
*	Third Point Offshore Investors Ltd.	140,000	3,500,000
	Tortoise Energy Infrastructure Corp.	26,000	898,560
	Western Asset Emerging Markets Debt Fund, Inc.	120,000	1,287,600

	Total Closed-End Funds (Cost $38,811,293)		41,302,700

EXCHANGE-TRADED PRODUCT - 3.13%
Health Care - 3.13%
*	ALPS Medical Breakthroughs ETF	40,000	1,345,600

Total Exchange-Traded Product (Cost $1,747,052)			1,345,600

SHORT-TERM INVESTMENT - 0.24%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% §		104,711	104,711

Total Short-Term Investment (Cost $104,711)			104,711

			(Continued)

Matisse Discounted Closed-End Fund Strategy

Schedule of Investments

As of March 31, 2022
				Value (Note 1)

Investments, at Value (Cost $40,663,056) - 99.27%				$42,753,011

Other Assets Less Liabilities - 0.73%				315,798

Net Assets - 100.00%				$43,068,809

(a)	Securities pledged as collateral for margin/borrowings.
*	Non-income producing investment
§	Represents 7 day effective SEC yield
The following acronyms or abbreviations are used in this Schedule:
	MLP - Master Limited Partnership
	ETF - Exchange-Traded Fund

	Summary of Investments
		% of Net
		Assets	Value
	Closed-End Funds	95.90%	$41,302,700
	Exchange-Traded Product:
	Health Care	3.13%	1,345,600
	Short-Term Investment	0.24%	104,711
	Other Assets Less Liabilities	0.73%	315,798
	Total Net Assets	100.00%	$43,068,809

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Assets and Liabilities

As of March 31, 2022

Assets:
Investments, at value (cost $40,663,056)	$42,753,011
Cash	18,250
Receivables:
Investments sold	203,596
Fund shares sold	80,878
Dividends and interest	132,387
Prepaid Expenses:
Registration and filing expenses	3,491

Total assets	43,191,613

Liabilities:
Payables:
Fund shares repurchased	20,043
Accrued expenses:
Advisory fees	47,777
Professional fees	31,795
Shareholder fulfillment expenses	15,330
Custody fees	4,317
Security pricing fees	1,332
Miscellaneous expenses	927
Insurance fees	516
Administration fees	457
Trustee fees and meeting expenses	310

Total liabilities	122,804

Net Assets	$43,068,809

Net Assets Consist of:
Paid in Interest	$37,220,803
Distributable earnings	5,848,006

Net Assets	$43,068,809

Institutional Class shares outstanding, no par value (unlimited authorized shares)	6,331,171
Net Assets	$43,068,809
Net Asset Value, Offering Price, and Redemption Price Per Share	$6.80

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statement of Operations

For the fiscal year ended March 31, 2022

Investment Income:
Dividends	$3,708,159

Total Investment Income	3,708,159

Expenses:
Advisory fees (note 2)	2,738,443
Administration fees (note 2)	245,393
Custody fees (note 2)	58,185
Fund accounting fees (note 2)	55,090
Registration and filing expenses	50,805
Professional fees	48,657
Transfer agent fees (note 2)	21,001
Shareholder fulfillment expenses	19,267
Compliance fees (note 2)	11,945
Trustee fees and meeting expenses (note 3)	11,736
Security pricing fees	6,959
Insurance fees	4,630
Interest expenses (note 8)	4,257
Miscellaneous expenses (note 2)	4,217

Total Expenses	3,280,585

Net Investment Income	427,574

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from:
Investments	125,109,318
Capital gain distributions from underlying funds	2,156,677
Total net realized gain	127,265,995

Net change in unrealized appreciation (depreciation) on investments	(90,869,632)

Net Realized and Unrealized Gain on Investments	36,396,363

Net Increase in Net Assets Resulting from Operations	$36,823,937

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Statements of Changes in Net Assets

For the fiscal years ended March 31,			2022	2021

Operations:
Net investment income			$427,574	$5,221,008
Net realized gain from investment transactions			125,109,318	16,837,682
Capital gain distributions from underlying funds			2,156,677	3,975,077
Net change in unrealized appreciation (depreciation) on investments			(90,869,632)	98,792,615

Net Increase in Net Assets Resulting from Operations			36,823,937	124,826,382

Distributions to Shareholders:
Institutional Class Shares			(116,328,624)	(29,796,628)

Decrease in Net Assets Resulting from Distributions			(116,328,624)	(29,796,628)

Beneficial Interest Transactions:
Shares sold			15,662,842	51,612,347
Reinvested dividends and distributions			111,493,351	28,368,892
Shares repurchased			(329,503,696)	(25,496,026)

Increase (Decrease) from Beneficial Interest Transactions			(202,347,503)	54,485,213

Net Increase (Decrease) in Net Assets			(281,852,190)	149,514,967

Net Assets:
Beginning of Year			324,920,999	175,406,032
End of Year			$43,068,809	$324,920,999

	March 31,		March 31,
	2022		2021

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,034,431	$15,662,842	7,037,331	$51,612,347
Reinvested dividends and distributions	15,546,718	111,493,351	3,504,888	28,368,892
Shares repurchased	(46,992,070)	(329,503,696)	(3,296,988)	(25,496,026)
Net Increase (Decrease) in Shares of
Beneficial Interest	(29,410,921)	$(202,347,503)	7,245,231	$54,485,213

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Financial Highlights

For a share outstanding during each	Institutional Class Shares
of the fiscal years ended March 31,	2022		2021		2020		2019		2018

Net Asset Value, Beginning of Year	$ 9.09		$ 6.16		$ 10.09		$ 11.10		$ 10.36

Income (Loss) from Investment Operations
Net investment income (e)	0.01		0.16		0.28		0.20		0.13
Net realized and unrealized gain (loss)
on investments	1.16		3.67		(3.19)		0.31		0.99

Total from Investment Operations	1.17		3.83		(2.91)		0.51		1.12

Less Distributions:
Dividends (from net investment income)	(0.54)		(0.67)		(0.39)		(0.38)		(0.20)
Distributions (from capital gains)	(2.92)		(0.23)		(0.63)		(1.14)		(0.18)

Total Distributions	(3.46)		(0.90)		(1.02)		(1.52)		(0.38)

Net Asset Value, End of Year	$ 6.80		$ 9.09		$ 6.16		$ 10.09		$ 11.10

Total Return (a)	14.29%		64.68%		(32.01)%		6.53%		10.89%

Net Assets, End of Year (in thousands)	$ 43,069		$324,921		$175,406		$ 49,234		$ 94,049

Ratios of:
Interest Expense to Average Net Assets	0.00%	(d)	0.02%		0.13%		0.14%		0.00%
Gross Expenses to Average Net Assets (b)	1.19%	(c)	1.23%	(c)	1.66%	(c)	1.55%	(c)	1.33%
Net Expenses to Average Net Assets (b)	1.19%	(c)	1.23%	(c)	1.37%	(c)	1.38%	(c)	1.25%
Net Investment Income to Average
Net Assets (b)	0.16%		2.02%		3.04%		2.02%		1.19%

Portfolio turnover rate	33.89%		42.63%		101.38%		55.00%		71.82%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States, and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns from shareholder transactions.

(b)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c) Includes interest expense.
(d) Less than 0.01% per share.
(e)	Calculated using the average shares method.

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

1.  Organization and Significant Accounting Policies

The Matisse Discounted Closed-End Fund Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategies, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values.  The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2022 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$41,302,700	$41,302,700	$-	$-
Exchange-Traded Products	1,345,600	1,345,600	-	-
Short-Term Investment	104,711	104,711	-	-
Total Assets	$42,753,011	$42,753,011	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal year ended March 31, 2022.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Risk Considerations
Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value. When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will realize a gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Control of Portfolio Funds Risk. Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund. The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.

Fixed Income Securities Risk. When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities Risk. Fluctuations in the value of equity securities held by the closed-end funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulatory, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Leverage Risk. The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.99% of the Fund’s average daily net assets.  For the fiscal year ended March 31, 2022, $2,738,443 in advisory fees were incurred, none of which were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of March 31, 2022, the Administrator received $4,217 in miscellaneous expenses.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $245,393 in administration fees, $58,185 in custody fees, and $55,090 in fund accounting fees for the fiscal year ended March 31, 2022.

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive customary fees from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees. Certain officers of the Trust may also be officers of the Administrator.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

4.  Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$66,192,138	$392,727,560

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open years ended March 31, 2019 through March 31, 2022 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the years ended were characterized for tax purposes as follows:

	March 31, 2022	March 31, 2021
Ordinary Income	$ 44,216,173	$ 29,772,933
Tax-Exempt Income	-	23,695
Long-Term Capital Gain	72,112,451	-
Total Distribution	$116,328,624	$ 29,796,628

At March 31, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$42,282,617

Unrealized Appreciation	3,366,865
Unrealized Depreciation	(2,896,471)
Net Unrealized Appreciation	$470,394

Undistributed Capital Gains – Long-Term	5,377,612
Distributable Earnings	$5,848,006

(Continued)

Matisse Discounted Closed-End Fund Strategy

Notes to Financial Statements

As of March 31, 2022

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2022, Charles Schwab & Co. held 55.41% of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co. are also owned beneficially.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Borrowings

The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.50% on the first $100,000, the Federal Funds rate plus 1.00% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $50,000,000, and the Federal Funds rate plus 0.50% on balances greater than $50,000,000. The average borrowing during the fiscal year ended March 31, 2022 was $3,181,675, and the average interest rate during the same period was 1.04%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had no borrowings as of the fiscal year ended March 31, 2022.  Total interest expense for the fiscal year was $4,257 as reflected in the Statement of Operations.

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Matisse Discounted Closed-End Fund Strategy

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Matisse Discounted Closed-End Fund Strategy , a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
May 30, 2022

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2022

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended March 31, 2022.

During the fiscal year, the Fund paid $44,216,173 in income distributions and $72,112,451 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 through March 31, 2022.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2022

Institutional Class Shares	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,058.10	$6.11
	$1,000.00	$1,019.00	$5.99
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 1.19%, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.    Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $10,267 during the fiscal year ended March 31, 2022 from the Fund for their services to the Fund and Trust.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	14
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2022

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	14
Independent Trustee of ETF Opportunities Trust for all its series from 2019 to present, World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2021. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	14	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	14	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Managing Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015. Interim Chief Compliance Officer, since 4/2022.

(Continued)

Matisse Discounted Closed-End Fund Strategy

Additional Information (Unaudited)

As of March 31, 2022

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Matthew Baskir (07/1979)	Chief Compliance Officer	04/20-04/22
Compliance Director, The Nottingham Company, Inc., until 04/2022. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

Matisse Discounted Closed-End Fund Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863 World Wide Web @: ncfunds.com	Telephone: 503-210-3001 World Wide Web @: matissecap.com/funds

Annual Report 2022
As of March 31, 2022

Matisse Discounted Bond
CEF Strategy

Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Discounted Bond CEF Strategy (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Matisse Discounted Bond CEF Strategy is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Matisse Discounted Bond CEF Strategy, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Matisse Discounted Bond CEF Strategy (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Matisse Discounted Bond CEF Strategy:

See Our Web sites @ matissecap.com/funds
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDFIX Shareholder:

Enclosed please find the Annual Report for the Matisse Discounted Bond CEF Strategy (“MDFIX or the “Fund”) for the period ending March 31, 2022. The Fund formally launched on April 30, 2020.

As you can see from the nearby table, the Fund declined for the period, but outperformed its benchmarks. Here are the major factors that contributed to the Fund’s performance from 3/31/21 to 3/31/22:

1.
Most closed-end fund discounts widened, and most NAVs decreased. For the 12-month period, the average Bond CEFs’ discount widened by 2.6%. Our trading and fund selection, however, propelled the Fund’s performance against this headwind, as discount movement/capture within the Fund contributed 2.8% to our total return (the underlying NAV returns of the Bond CEFs we owned, however, more than offset this positive factor, leading to a net decline for the Fund).

2.
Our exposure to lower-rated bonds helped (relative) returns during the period, as the High Yield benchmark (see nearby table) lost only 1.10%, outpacing investment-grade bonds, where, for example, the Bloomberg US Aggregate Bond Index lost 4.15%. Note that although we typically maintain a portfolio with more investment-grade bonds than non-investment-grade bonds (and did so throughout the period), we believe non-investment-grade bonds played, and will continue to play, an important role in our results.

3.	Our positions in Municipal Bond CEFs, generally, detracted from absolute and relative returns, as a broad rise in interest rates hurt longer duration investments.

4.
We positioned the Fund very conservatively for much of the period, building a large cash position starting in Summer 2021 and maintaining it until we began to see much better buying opportunities emerge at the very end of the period (and beyond). This helped limit losses in a bond market which generally declined in the latter part of the period.

5.
Breaking down our total return into the three main sectors of the Bond market from 3/31/21-3/31/22: Taxable US Bond CEFs contributed about 2.1%, Foreign Bond CEFs detracted about 0.2%, and Muni Bond CEFs detracted about 2.0%.

6.
The cash collected by the Fund from its underlying closed-end funds totaled about 4.6% during the 12-month period. This is an important, and steady, driver of alpha for the Fund, since we collect this cash effectively “at-NAV” from closed-end funds purchased at substantial discounts to NAV. Even in the absence of discount movement, therefore, this factor can potentially add alpha.

Average Annual Total Returns

Period ended March 31, 2022	One Year	Annualized Since Inception 4/30/2020
MDFIX	-1.02%	+14.66%
Bloomberg US Aggregate Bond Index	-4.15%	-2.72%
Bloomberg VLI High Yield Index	-1.10%	+7.68%
FT Taxable Fixed Income CEF Index	-3.25%	+13.65%

Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated August 1, 2021 is 4.43%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement is in effect through July 31, 2022, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. “Acquired Fund Fees and Expenses” include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies, do not affect a Fund’s actual operating costs, and therefore are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

State of the Bond CEF Market
It’s been a similar theme across both our Funds that employ discounted closed-end fund strategies, as the first four months of 2022 brought volatility to the financial markets and renewed angst for many investors. Both trends accelerated in April. At year-end, the bond CEF universe was not presenting much in the way of broad discount opportunities (in our opinion). However, YTD here in 2022, as of 4/30/22, discounts for Bond CEFs have widened by an amazing 552 bps. To put this in context, the last time Bond CEF discounts widened by this much during a four-month period was back in the Taper Tantrum of 2013 (on top of the fact that this has been the worst four-month stretch for the bond market overall since at least the mid-1970s). For our team at Matisse, all this spells opportunity as we have been carrying a higher-than-normal level of cash, money market, and short-term AAA-rated ETFs, which we began to put to work in earnest during the April carnage.
During the First Four Months of 2022:
•	Bond markets declined significantly across the board
	o	The Bloomberg US Aggregate Bond Index lost 9.50%
	o	The Bloomberg VLI High Yield Index was down 8.05%
	o	The FT Taxable Fixed Income CEF Index declined 13.12%
	o	The FT Municipal CEF Index fell 19.58%
•	Bond CEF discounts widened by 552 bps on average
•	Interest rates rose
	o	The 2-year US Treasury rate went from 0.73% to 2.72%
• A post-pandemic record, and well above its decade average of 0.95%

o	The 10-year US Treasury rate went from 1.51% to 2.94%
	•	A post-pandemic record, and well above its decade average of 2.04%

Many market participants seem to be quite concerned that rates may spike further, which could potentially lead to more losses for bonds. Our own view is a little more nuanced. The low interest rate environment throughout much of 2020 and 2021 was a major factor leading us to be a lot more conservative in our portfolio positioning. However, today we are less concerned that rates will rise materially from here. We anticipate the Fed may continue to raise rates through much of 2022. However, we believe the 2-year rate at its current level already factors in over 2 percentage points of rate increases.
And what might happen in late 2022 or 2023, as the economy stares down potentially higher rates (especially with mortgage rates already at their highest level since 2009), ongoing military conflict in Ukraine, continued supply-chain disruptions, a possible reduction in government spending (especially if Republicans gain ground in the 2022 midterms), and the possibility of new COVID-19 variants? Can the Fed persist in increasing rates if the threat of recession is rising at that time?
Considerations like these have led us to take advantage of buying opportunities in Municipal Bond CEFs (which tend to have longer durations), and to allow our effective duration to increase from the 4-5-year range to the 6-7-year range. In general, our duration remains well within the range of our Multisector Bond peers, as does our credit quality. Municipal Bond CEFs on average traded at a 6.7% discount at the end of April, and we have been purchasing our positions in the 13-14% discount range.
We are very optimistic about the current portfolio of MDFIX. At quarter-end, our portfolio was 46% Municipal, 24% Foreign Bond, 20% US Taxable Bond, and 10% Cash and Short-Term AAA ETFs, diversified across 56 CEFs (and subsequently thousands of individual bonds on a lookthrough basis). Here in May, we believe the best opportunities at the margins are currently in Municipal Bond CEFs and Foreign Bond CEFs, but we are finding attractively discounted CEFs across the entire Bond CEF universe, including in TIPS and MBS. The weighted average discount to NAV of the underlying CEF holdings in MDFIX stood at 10.2% at quarter-end, and 12.2% as of April month-end. The weighted average indicated cash distribution yield of the underlying CEF holdings in MDFIX was 6.5% at quarter-end, and 6.9% as of April month-end. As has been the case thus far, going forward we expect a majority of the Fund’s assets to be invested in investment grade bonds (bonds rated BBB or higher by Standard & Poor’s Rating Services or other equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.).

Current Market Environment
As of April 30th, 2022, discounts on all Bond CEFs stood at 6.0% on average. During the first four months of 2022, the average discount for all fixed income closed-end funds widened by 552 basis points.  However, as is often the case, this fact didn’t tell the whole story, as highly discounted Bond CEFs (those starting the year in the bottom quintile of discounts) saw their discounts widen by 420 basis points on average, while discounts on all other Bond CEFs widened by 597 basis points on average. Discount widening, all else equal, serves as a headwind for closed-end fund investors. A core piece of our investment thesis is that highly discounted closed-end funds, historically, tend to experience more discount narrowing (or less discount widening) than other closed-end funds.

Following the recent volatility, we are finding that fixed income closed-end fund buying opportunities are becoming more numerous, and we are accelerating the deployment of our strategic cash position. In our opinion, Municipal Bond CEFs are the most attractive fixed income closed-end fund sector as a group right now. At April month-end, the average discount of all Municipal Bond CEFs was 6.7%, which is over 2 percentage points wider than their 10-year trailing average discount of 4.4% (and over 3 percentage points wider than their longer-term average discount of 3.6% going back to 1/1/06).

The year-to-date carnage in Municipal Bond CEFs has caused us to look for historical precedent. Since the inception of the FT Municipal CEF Index (on 12/31/05), the only other four-month periods where the index did worse (than -19.58% YTD 4/30/22) ended in November and December 2008. Both periods were immediately followed by 40%+ gains for the index over the subsequent year. In fact, considering all 19 of the four-month periods where the FT Municipal CEF Index declined more than 6%, the index was higher a year later in all 19 instances (with a median gain of 19%). For all the reasons cited, we are incredibly optimistic about prospects for our positions in highly discounted Municipal Bond CEFs.

We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds/ for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Bond CEF Strategy (MDFIX) and our investment approach.

Sign Up for Matisse Funds Emails
To receive future communications on our funds (including performance updates and market commentary) make sure to sign up for our email list here.

Sincerely,

Eric Boughton, CFA Portfolio Manager Matisse Funds	Bryn Torkelson Founder & CIO Matisse Funds

(RCMAT0422006)

Matisse Discounted Bond CEF Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2022

Comparison of the Change in Value of a $10,000 Investment
This graph assumes an initial investment of $10,000 at April 30, 2020 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Matisse Discounted Bond CEF Strategy versus the Fund's benchmark index, the Bloomberg Barclays VLI High Yield Total Return Index.  Other indices shown are the Bloomberg Barclays U.S. Aggregate Bond Index and the FT Taxable Fixed Income CEF Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Total Returns

	For the Fiscal Period Ended	One	Since
	March 31, 2022	Year	Inception*
	Institutional Class Shares	-1.02%	14.66%
	Bloomberg Barclays U.S. Aggregate Bond Index	-4.15%	-2.72%
	Bloomberg Barclays VLI High Yield Total Return Index	-1.10%	7.68%
	FT Taxable Fixed Income CEF Index	-3.25%	13.65%

*	The Inception Date of the Fund is April 30, 2020.

		(Continued)

Matisse Discounted Bond CEF Strategy
Institutional Class Shares
Performance Update (Unaudited)

For the period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2022

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through July 31, 2022.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the estimated expenses would be 2.99% per the Fund’s most recent prospectus dated August 1, 2021.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Bond CEF Strategy

Schedule of Investments

As of March 31, 2022
		Shares	Value (Note 1)

CLOSED-END FUNDS - 90.19%
	Aberdeen Asia Pacific Income Fund	340,000	$1,149,200
	Allspring Multi-Sector Income Fund	25,000	260,250
	Angel Oak Dynamic Financial Strategies Income Term Trust	43,060	797,041
	Angel Oak Financial Strategies Income Term Trust	20,305	320,616
	Apollo Tactical Income Fund, Inc.	20,255	290,862
	Barings Global Short Duration High Yield Fund	18,888	292,764
	BlackRock California Municipal Income Trust	73,008	896,538
	BlackRock MuniYield Pennsylvania Quality Fund, Inc.	19,128	249,620
	BlackRock MuniYield Michigan Quality Fund, Inc.	2,159	27,657
	BlackRock New York Municipal Income Trust	24,418	297,411
	Blackstone Strategic Credit Fund	30,643	399,891
	Blackstone/GSO Long-Short Credit Income Fund	9,176	123,325
	BNY Mellon High Yield Strategies Fund	88,630	246,391
	BNY Mellon Municipal Income Fund, Inc.	15,157	115,042
(a)	Brandywine Global Income Opportunities Fund, Inc.	93,521	946,433
	Cohen & Steers Tax-Advantaged Preferred Securities and Income Fund	4,864	106,862
	Credit Suisse High Yield Bond Fund	40,500	88,290
	Delaware Investments National Municipal Income Fund	4,459	56,406
	Delaware Ivy High Income Opportunities Fund	41,193	521,915
	DoubleLine Income Solutions Fund	4,820	69,986
	DTF Tax-Free Income 2028 Term Fund, Inc.	46,775	607,607
	Eaton Vance California Municipal Bond Fund	99,000	993,960
	Eaton Vance California Municipal Income Trust	80,213	920,845
	Eaton Vance New York Municipal Bond Fund	90,961	953,271
	Invesco Pennsylvania Value Municipal Income Trust	55,615	649,583
	Invesco Trust for Investment Grade New York Municipals	35,794	414,853
	MFS High Income Municipal Trust	35,609	156,324
	MFS High Yield Municipal Trust	90,193	349,047
	MFS Investment Grade Municipal Trust	42,294	361,191
	MFS Municipal Income Trust	73,951	452,580
(a)	Morgan Stanley Emerging Markets Debt Fund, Inc.	115,632	899,617
(a)	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	237,000	1,182,630
(a)	Neuberger Berman California Municipal Fund, Inc.	83,000	1,013,430
	Neuberger Berman New York Municipal Fund, Inc.	65,067	754,777
	New America High Income Fund	18,695	151,617
	Nuveen Core Plus Impact Fund	77,000	1,157,310
	Nuveen Global High Income Fund	34,043	484,772
	Nuveen Mortgage & Income Fund	1,911	34,895
(a)	Nuveen New Jersey Quality Municipal Income Fund	81,000	1,083,780
	Nuveen New York AMT-Free Quality Municipal Income Fund	69,900	848,586
	Nuveen New York Quality Municipal Income Fund	9,343	117,442
	Nuveen Ohio Quality Municipal Income Fund	70,823	982,315
	Nuveen Short Duration Credit Opportunities Fund	13,806	196,459
(a)	PGIM Global High Yield Fund, Inc.	52,000	695,240
	Pioneer High Income Fund	300	2,436
	Pioneer Municipal High Income Opportunities Trust	77,700	1,156,176
			(Continued)

Matisse Discounted Bond CEF Strategy

Schedule of Investments - Continued

As of March 31, 2022
		Shares	Value (Note 1)

CLOSED-END FUNDS - Continued
Pioneer Municipal High Income Fund, Inc.		48,263	$506,762
RiverNorth Flexible Municipal Income Fund		3,818	62,615
Templeton Emerging Markets Income Fund		8,780	60,143
Vertical Capital Income Fund		95,809	958,090
Virtus Global Multi-Sector Income Fund		28,740	285,101
Western Asset Diversified Income Fund		71,000	1,150,910
Western Asset Emerging Markets Debt Fund, Inc.		121,000	1,298,330
Western Asset Inflation-Linked Opportunities & Income Fund		30,885	370,929
Western Asset Intermediate Muni Fund, Inc.		4,147	35,623
Western Asset Municipal Partners Fund, Inc.		31,435	423,429

Total Closed-End Funds (Cost $29,994,290)			29,029,175

EXCHANGE-TRADED PRODUCTS - 9.19%
Fixed Income - 9.19%
iShares 1-3 Year Treasury Bond ETF		5,100	425,085
iShares Agency Bond ETF		3,700	415,510
iShares iBonds December 2024 Term Treasury ETF		17,300	426,445
iShares iBonds December 2025 Term Treasury ETF		17,300	420,044
SPDR Portfolio Mortgage-Backed Bond ETF		17,300	414,508
SPDR Portfolio Short-Term Treasury ETF		14,500	429,925
Vanguard Short-Term Treasury ETF		7,200	426,672

Total Exchange-Traded Products (Cost $3,103,696)			2,958,189

SHORT-TERM INVESTMENT - 0.07%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.01% §		21,625	21,625

Total Short-Term Investment (Cost $21,625)			21,625

Investments, at Value (Cost $33,119,611) - 99.45%			$32,008,989

Other Assets Less Liabilities - 0.55%			176,375

Net Assets - 100.00%			$32,185,364

(a)	Securities pledged as collateral for margin/borrowings.
§ Represents 7 day effective SEC yield.

Summary of Investments
	% of Net
	Assets	Value
Closed-End Funds	90.19%	$29,029,175
Exchange-Traded Products:
Fixed-Income	9.19%	2,958,189
Short-Term Investment	0.07%	21,625
Other Assets Less Liabilities	0.55%	176,375
Total Net Assets	100.00%	$32,185,364

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Assets and Liabilities

As of March 31, 2022

Assets:
Investments, at value (cost $33,119,611)	$32,008,989
Cash	8,282
Receivables:
Investments sold	432,809
Fund shares sold	35,540
Dividends and interest	99,793
Prepaid Expenses:
Registration and filing expenses	10,185

Total assets	32,595,598

Liabilities:
Payables:
Investments purchased	352,900
Accrued expenses:
Professional fees	26,896
Advisory fees	18,344
Shareholder fulfillment expenses	5,447
Custody fees	5,196
Insurance fees	488
Administration fees	432
Trustee fees and meeting expenses	268
Miscellaneous expenses	211
Security pricing fees	52

Total liabilities	410,234

Net Assets	$32,185,364

Net Assets Consist of:
Paid in Interest	$32,980,119
Accumulated Loss	(794,755)

Net Assets	$32,185,364

Institutional Class shares outstanding, no par value (unlimited authorized shares)	2,849,639
Net Assets	$32,185,364
Net Asset Value, Maximum Offering Price, and Redemption Price Per Share	$11.29

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statement of Operations

For the fiscal year ended March 31, 2022

Investment Income:
Dividends	$1,079,986

Total Investment Income	1,079,986

Expenses:
Advisory fees (note 2)	212,673
Professional fees	32,850
Fund accounting fees (note 2)	32,908
Administration fees (note 2)	34,765
Registration and filing expenses	37,571
Transfer agent fees (note 2)	19,152
Custody fees (note 2)	11,159
Shareholder fulfillment expenses	13,870
Trustee fees and meeting expenses (note 3)	8,760
Security pricing fees	5,122
Insurance fees	3,482
Compliance fees (note 2)	3,898
Miscellaneous expenses (note 2)	1,825
Interest expense (Note 8)	877

Total Expenses	418,912

Advisor fees waived (note 2)	(117,389)

Net Expenses	301,523

Net Investment Income	778,463

Realized and Unrealized Gain on Investments:

Net realized gain from:
Investments	1,801,695
Capital gain distributions from underlying funds	93,476
Total net realized gain	1,895,171

Net change in unrealized appreciation (depreciation) on investments	(3,356,266)

Net Realized and Unrealized Loss on Investments	(1,461,095)

Net Decrease in Net Assets Resulting from Operations	$(682,632)

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Statements of Changes in Net Assets
	March 31,
For the period or fiscal year ended	2022	2021 (a)

Operations:
Net investment income	$ 778,463	$ 656,307
Net realized gain from investment transactions	1,801,695	634,706
Capital gain distributions from underlying funds	93,476	10,382
Net change in unrealized appreciation (depreciation) on
investments	(3,356,266)	2,245,644

Net Increase (Decrease) in Net Assets Resulting from Operations	(682,632)	3,547,039

Distributions to Shareholders:
Institutional Class Shares	(2,710,373)	(948,789)

Decrease in Net Assets Resulting from Distributions	(2,710,373)	(948,789)

Beneficial Interest Transactions:
Shares sold	11,071,797	23,024,843
Reinvested dividends and distributions	2,617,659	944,970
Shares repurchased	(2,753,370)	(1,925,780)

Increase in Net Assets from Beneficial Interest Transactions	10,936,086	22,044,033

Net Increase in Net Assets	7,543,081	24,642,283

Net Assets:
Beginning of Period	24,642,283	-
End of Period	$32,185,364	$ 24,642,283

Share Information:
Institutional Class Shares	Shares	Shares
Shares sold	873,910	2,063,413
Reinvested dividends and distributions	214,678	80,114
Shares repurchased	(221,218)	(161,258)
Net Increase in Shares of
Beneficial Interest	867,370	1,982,269

(a) For the initial period from April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Financial Highlights

For a share outstanding during the period	Institutional Class Shares
or fiscal year ended March 31,	2022		2021	(f)

Net Asset Value, Beginning of Period	$ 12.43		$ 10.00

Income from Investment Operations
Net investment income (e)	0.32		0.51
Net realized and unrealized gain (loss)
on investments	(0.39)		2.56

Total from Investment Operations	(0.07)		3.07

Less Distributions:
Dividends (from net investment income)	(0.52)		(0.64)
Capital gains	(0.55)		-

Total Distributions	(1.07)		(0.64)

Net Asset Value, End of Period	$ 11.29		$ 12.43

Total Return	(1.02)%		31.34%	(c)

Net Assets, End of Period (in thousands)	$ 32,185		$ 24,642

Ratios of:
Interest Expense to Average Net Assets	0.00%	(g)	0.01%	(b)
Gross Expenses to Average Net Assets (a)(d)	1.38%		2.00%	(b)
Net Expenses to Average Net Assets (a)(d)	0.99%		1.00%	(b)
Net Investment Income to Average
Net Assets (a)(d)	2.56%		4.71%	(b)

Portfolio turnover rate	70.40%		37.27%	(c)

(a)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(b) Annualized.
(c) Not annualized.
(d) Includes interest expense.
(e) Calculated using the average shares method.
(f)	For the period April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.
(g) Less than 0.01% of average net assets.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

1.  Organization and Significant Accounting Policies

The Matisse Discounted Bond CEF Strategy (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund’s investment advisor, Deschutes Portfolio Strategies, LLC, dba Matisse Capital, (the “Advisor”), seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940.  The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares.  There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2022 for the Fund’s investments measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Closed-End Funds	$29,029,175	$29,029,175	$-	$-
Exchange-Traded Products	2,958,189	2,958,189	-	-
Short-Term Investment	21,625	21,625	-	-
Total Assets	$32,008,989	$32,008,989	$-	$-

(a)	The Fund had no Level 3 securities as of the fiscal year ended March 31, 2022.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, quarterly.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Risk Considerations

Closed-End Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will realize a gain or loss on the investment. Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price. If a closed-end fund uses leverage, increases and decreases in the value of its share price will be magnified. The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return. Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund's actual interest income and capital gains. Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund's NAV and its earnings capacity. Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds. Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

Fund of Funds Risk. The Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds. Investments in other funds subject the Fund to additional operating and management fees and expenses. For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses. The Fund's performance depends in part upon the performance of the funds' investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.

Fixed Income Securities Risk. When the Portfolio Funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

COVID-19 and Other Infectious Illnesses Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious illness outbreaks that may arise in the future, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 or other infectious illnesses will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 or other infectious illnesses and the actions taken to contain COVID-19 or other infectious illnesses. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak, or any other infectious illness outbreak that may arise in the future, and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

Equity Securities Risk. Fluctuations in the value of equity securities held by the Portfolio Funds will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.

Foreign Securities Risk. The Fund may invest in foreign securities. Foreign securities involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulatory, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Quantitative Model Risk. Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Leverage Risk. The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing. Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price. The Fund will also incur borrowing costs in connection with its use of leverage. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leverage risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default, and/or bankruptcy.

Management Style Risk. Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions. The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds. Each type of investment tends to go through cycles of performing better or worse than the market in general. The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Money Market Mutual Fund Risk. The Fund may invest in money market mutual funds in order to manage its cash component. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

2.  Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.70% of the Fund’s average daily net assets.  For the fiscal year ended March 31, 2022, $212,673 in advisory fees were incurred, $117,389 of which were waived by the Advisor.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until July 31, 2022.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.

Administrator
The Fund pays a monthly fee to the Fund’s administrator, The Nottingham Company (“the Administrator”), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $150 per month. As of the fiscal year ended March 31, 2022, the Administrator received $1,825 in miscellaneous expenses.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

A breakdown of these fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees	Fund Accounting Fees (asset-based fee)		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate	(Average monthly)	Net Assets	Annual Rate	Per state
First $100 million	0.100%	First $200 million	0.020%	$2,250	First $50 million	0.02%	$150
Next $100 million	0.090%	Over $200 million	0.009%	$500/ additional class	Next $50 million	0.015%
Next $100 million	0.080%				Over $100 million	0.01%
Next $100 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $100 million	0.060%
Over $500 million	0.050%
Over $750 million	0.040%
Over $1 billion	0.030%

The Fund incurred $34,765 in administration fees, $11,159 in custody fees, and $32,908 in fund accounting fees for the fiscal year ended March 31, 2022.

Compliance Services
The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for its services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Distributor’s fee arrangements with the Fund.

3.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

Certain officers of the Trust may also be officers of the Administrator.

4.  Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$26,664,562	$18,664,937

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on the federal income tax returns during the open period/year ended March 31, 2021 through March 31, 2022 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the period or year ended were characterized for tax purposes as follows:

	March 31, 2022	March 31, 2021
Ordinary Income	$1,933,501	$ 830,568
Tax Exempt Income	204,237	118,221
Long-Term Capital Gains	572,635	-
Total Income Distribution	$2,710,373	$ 948,789

At March 31, 2022, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 33,119,611

Unrealized Appreciation	364,222
Unrealized Depreciation	(1,474,844)
Net Unrealized Depreciation	$ (1,110,622)

Undistributed Capital Gains – Long-Term	315,867

Accumulated Loss	$ (794,755)

(Continued)

Matisse Discounted Bond CEF Strategy

Notes to Financial Statements

As of March 31, 2022

6.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2022, Charles Schwab & Co., Inc. held 83.05% of the Fund.  The Fund has no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co., Inc. are also owned beneficially.

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.   Borrowings

The Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.

Interest is based on the Federal Funds rate plus 1.50% on the first $100,000, the Federal Funds rate plus 1.00% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $50,000,000, and the Federal Funds rate plus 0.50% on balances greater than $50,000,000. The average borrowing during the fiscal year ended March 31, 2022 was $35,906, and the average interest rate during the same period was 1.13%.

Interest expense is charged directly to the Fund based upon actual amounts borrowed by the Fund. The Fund had no amounts borrowed as of the fiscal year ended March 31, 2022.  Total interest expense for the fiscal year was $877 as reflected in the Statement of Operations.

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Matisse Discounted Bond CEF Strategy

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Matisse Discounted Bond CEF Strategy, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 30, 2020 (commencement of operations) through March 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period April 30, 2020 through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
May 30, 2022

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2022

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal period.  The following information is provided for the Fund’s initial period ended March 31, 2022.

During the initial period, the Fund paid $1,933,501 in income distributions, $204,237 in tax-exempt distributions, and $572,635 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six month period from October 1, 2021 through March 31, 2022.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2022

Institutional Class Shares	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 936.70	$4.78
	$1,000.00	$ 1,020.00	$4.99
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized net expense ratio of 0.99%, multiplied by the number of days in the initial period divided by the number of days in the fiscal year (to reflect the six month period).

5.    Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $8,867 during the fiscal year ended March 31, 2022 from the Fund for their services to the Fund and Trust.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	14
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2022

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	14
Independent Trustee of ETF Opportunities Trust for all its series from 2019 to present, World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2021. Previously, Partner at Pikar Properties from 2001 to 2017.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	14	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	14	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Managing Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015. Interim Chief Compliance Officer, since 4/2022.

(Continued)

Matisse Discounted Bond CEF Strategy

Additional Information (Unaudited)

As of March 31, 2022

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Matthew Baskir (07/1979)	Chief Compliance Officer	04/20-04/22
Compliance Director, The Nottingham Company, Inc., until 04/2022. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

Matisse Discounted Bond CEF Strategy
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Nottingham Shareholder Services	Deschutes Portfolio Strategies
116 South Franklin Street	4949 Meadows Road
Post Office Box 69 Rocky Mount, North Carolina 27802-0069	Suite 200 Lake Oswego, Oregon 97035

Telephone: 800-773-3863 World Wide Web @: ncfunds.com	Telephone: 503-210-3001 World Wide Web @: matissecap.com/funds

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4.	AUDIT COMMITTEE OF LISTED REGISTRANTS
(a)
Audit Fees – Audit fees billed for the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy (the “Funds”), each a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audit of the registrants’ financial statements and for services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Funds	March 31, 2022	March 31, 2021
Matisse Discounted Closed-End Fund Strategy	$12,250	$12,250
Matisse Discounted Bond CEF Strategy	$12,250	$12,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2021, and March 31, 2022, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Funds	March 31, 2022	March 31, 2021
Matisse Discounted Closed-End Fund Strategy	$3,000	$2,500
Matisse Discounted Bond CEF Strategy	$3,000	$2,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2021, and March 31, 2022, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed om each of the last two fiscal years by the Accountant are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment adviser, or any other entity controlling, controlled by, or under common control with the Funds’ investment adviser.

Funds	March 31, 2022	March 31, 2021
Matisse Discounted Closed-End Fund Strategy	$3,000	$2,500
Matisse Discounted Bond CEF Strategy	$3,000	$2,000

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: June 8, 2022	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: June 8, 2022	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley H. Lanham
Date: June 8, 2022	Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer